SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             1/14/03
                     ----------------------
                          Date of Report

                            (12/31/02)
              ------------------------------------------
                   (Date of Earliest Event Reported)

                    UNITED FILM PARTNERS, INC.
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  Texas                     00-32681                76-0676164
---------------           -----------           ------------------
(State or other           (Commission            (I.R.S. Employer
jurisdiction of           File Number)           Identification No.)
incorporation)

             1224 N. Lincoln St., Burbank, CA 91506
             ----------------------------------------
             (Address of principal executive offices)

                           949-271-9198
                  -------------------------------
                   Registrant's telephone number


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5. OTHER EVENTS

        Not applicable.


ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        Change in Management.

        Effective as of 11:59 pm on 12/31/02 the Board of Directors of the Company accepted the resignation of Kevin Reem as Chief Executive Officer of the corporation. It was the boards decision that Kevin Reem shall remain President and Chairman of the Board of Directors until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Effective as of 12:01 am on 1/1/03 the Board of Directors of the Company accepted the appointment of Stephen Stotesbery as Chief Executive Officer of the corporation.

         Effective as of 11:59 pm on 12/31/02 the Board of Directors of the Company accepted the resignation of R. Michael Mendieta as Chief Financial Officer of the corporation. No new officer will be appointed until such times as he/she is approved by the Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS

        Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS

        Exhibit 99.1


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     United Film Partners,  Inc.

January 14, 2003                  By /s/ Stephen Stotesbery
                                     --------------------------------
                                     Stephen Stotesbery, CEO/Secretary






Exhibit 99.1

                     MINUTES OF SPECIAL MEETING
                                 OF
                         BOARD OF DIRECTORS
                                 OF
                      UNITED FILM PARTNERS, INC.


       The special meeting of the Board of Directors of the Corporation was held on the date and at the time and place set forth in the written waiver of Notice signed by the Board of Directors, fixing such time and place, and prefixed to the minutes of this meeting.

            There were present the following:

            KEVIN REEM-PRESIDENT
		STEPHEN STOTESBERY -SECRETARY
		TERRY O'KEEFE-TREASURER

            being all of the Directors of the Corporation.

            The meeting was called to order by the President.
            It was moved, seconded and unanimously carried that KEVIN REEM acted as Chairman and STEPHEN STOTESBERY acted as Secretary.

            After discussion, upon motion duly made, seconded and carried, it was,

       RESOLVED that the Board of Directors of the Company be and they hereby are authorized and directed to accept the resignation of Kevin Reem as Chief Executive Officer of the corporation effective as of 11:59 pm on 12/31/02. It is the boards decision that Kevin Reem shall remain President and Chairman of the Board of Directors until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.
       FURTHER RESOLVED that the Board of Directors of the Company be and they hereby are authorized and directed to accept the appointment of Stephen Stotesbery as Chief Executive Officer of the corporation effective as of 12:01 am on 1/1/03.
       FURTHER RESOLVED that the Board of Directors of the Company be and they hereby are authorized and directed to accept the resignation of R. Michael Mendieta as Chief Financial Officer of the corporation effective as of 11:59 pm on 12/31/02 and that no new officer be appointed until such times as he/she is approved by the Board of Directors.

       There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, it was adjourned.

                                      /s/ Stephen Stotesbery
                                          Secretary

/s/ Kevin Reem
Director

/Stephen Stotesbery
Director

/s/ Terence M. O'Keefe
Director

Date12/31/02